UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 4, 2012

(Date of earliest event reported)

VISTA INTERNATIONAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27783	84-1572525
(State or Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

88 Inverness Circle East, N-103, Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 690-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

References in this document to “Vista,” “we,” “us,” “our,” or the “Company” refer to Vista International Technologies, Inc.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Officer

Effective as of February 4, 2012, the Company’s Board of Directors accepted the resignation of Mr. Bradley A Ripps as Interim Chief Executive Officer of the Company.

Appointment of Interim Chief Executive Officer

On February 4,2012, the Company’s Board of Directors appointed Mr. Timothy D Ruddy, a current member of the Board of Directors, to serve as Interim Chief Executive Officer.  Mr. Ruddy will receive no compensation as Interim Chief Executive Officer of the Company.  There is currently no written agreement between the Company and Mr. Ruddy.

Mr. Ruddy, 39, was appointed to the Board of Directors of the Company in October of 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VISTA INTERNATIONAL TECHNOLOGIES, INC.

Dated: February 9, 2012	By:	/s/ Timothy D Ruddy
Timothy D Ruddy, Interim Chief Executive Officer